UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2015

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-848-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced on May 8, 2015, Cohu, Inc. management will host today, June 18, 2015, an Investor and Analyst Day at the NASDAQ MarketSite located at 4 Times Square, New York, from 9:30 a.m. ET to 1:00 p.m. ET. The event will include a slide presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Investors, analysts and the general public also are invited to access the slide presentation via our website at www.cohu.com. The presentation will be webcast and can be accessed during or after the event at http://ir.cohu.com/. The information contained on our website is not part of this Form 8-K and is not incorporated by reference into this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide presentation for Investor and Analyst Day event on June 18, 2015 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

June 18, 2015	By:	/s/ John H. Allen
Name: John H. Allen
Title: VP of Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation for Investor and Analyst Day event on June 18, 2015 (furnished pursuant to Item 7.01).